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                                                                  Exhibit 10.05


                             1996 STOCK OPTION PLAN
                         FOR OFFICERS AND KEY EMPLOYEES


     The Company hereby adopts this 1996 Stock Option Plan for Officers and Key Employees of N-T Holdings, Inc. (the "Plan"), subject to shareholder approval. The purposes of this Plan are as follows:

          (1) To further the growth, development and financial success of the Company by providing additional incentives to certain of its officers and other key employees who have been or will be given responsibility for the management or administration of the Company's business affairs.

          (2) To enable the Company to obtain and retain the services of the type of professional, technical and managerial personnel considered essential to the long-range success of the Company by providing and offering them an opportunity to become owners of capital stock.


                                    ARTICLE I

                                   DEFINITIONS

     Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary.

Section 1.1 - Act

     "Act" shall mean the Securities Exchange Act of 1934, as amended.

Section 1.2 - Award

     "Award" shall mean an Incentive Stock Option, Non-Qualified Stock Option, a Stock Appreciation Right, a Stock Payment, or any combination thereof, granted under the Plan.

Section 1.3 - Board

     "Board" shall mean the Board of Directors of the Company.

Section 1.4 - Chief Financial Officer

     "Chief Financial Officer" shall mean the Chief Financial Officer of the Company.

Section 1.5 - Class A Common Stock

     "Class A Common Stock" shall mean the Class A Common Stock of the Company, par value


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$.01 per share.

Section 1.6 - Class B Common Stock

     "Class B Common Stock" shall mean the Class B Common Stock of the Company, par value $.01 per share.

Section 1.7 - Code

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

Section 1.8 - Committee

     "Committee" shall mean the Committee of the Board of Directors of the Company as defined in Section 7.1 hereof.

Section 1.9 - Common Stock

     "Common Stock" shall mean either or both, as the context requires, the Class A Common Stock and the Class B Common Stock.

Section 1.10 - Company

     "Company" shall mean N-T Holdings, Inc. or such other name which N-T Holdings, Inc. may adopt.

Section 1.11 - Director

     "Director" shall mean a member of the Board.

Section 1.12 - Employee

     "Employee" shall mean any employee (as defined in accordance with the Treasury Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company, or of any corporation which is then a Subsidiary or a consultant who is providing bona fide services to the Company, whether such employee is so employed, or such consultant is retained, at the time this Plan is adopted or becomes so employed or retained subsequent to the adoption of this Plan.

Section 1.13 - Fair Market Value

     The "Fair Market Value" of a share of the Company's Common Stock on the date such determination is made shall mean: (i) the closing price of such share on the principal exchange on which the shares of Common Stock are then trading, if any, on such date, or, if shares of such stock were not traded on such date, then on the next preceding trading day during which a sale occurred; or (ii) if such stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, (1) the last sales price (if the stock is then listed as a National Market Issue under the NASD National Market System), or (2) the mean between the closing representative bid and asked prices


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(in all other cases) for the stock on such date as reported by Nasdaq or such successor quotation system; or (iii) if such stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the mean between the closing bid and asked prices for the stock on such date as determined in good faith by the Committee; or (iv) if the Company's Common Stock is not publicly traded, the fair market value established by the Committee acting in good faith.

Section 1.14 - Incentive Stock Option

     "Incentive Stock Option" shall mean an Option which qualifies under Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

Section 1.15 - Nasdaq

     "Nasdaq" shall mean the National Association of Securities Dealers Inc. Automated Quotation System.

Section 1.16 - Non-Qualified Stock Option

     "Non-Qualified Stock Option" shall mean an Option which is not an Incentive Stock Option and which is designated as a Non-Qualified Stock Option by the Committee.

Section 1.17 - Officer

     "Officer" shall mean an officer of the Company (including, without limitation, the Chairman and Vice Chairman of the Board) or any corporation which is then a Subsidiary, whether such Officer becomes an Officer at the time this Plan is adopted or subsequent to the adoption of the Plan.

Section 1.18 - Option

     "Option" shall mean an option to purchase shares of the Class A Common Stock or Class B Common Stock of the Company, granted under the Plan. "Options" includes both Incentive Stock Options and Non-Qualified Stock Options.

Section 1.19 - Parent Corporation

     "Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.20 - Participant

     "Participant" shall mean an Officer or Employee who is selected by the Committee to receive an award.


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Section 1.21 - Plan

     "Plan" shall mean this 1996 Stock Option Plan for Officers and Key Employees of the Company.

Section 1.22 - Pronouns

     The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, where the context so indicates.

Section 1.23 - Regulations

     "Regulations" shall mean final, temporary or proposed regulations promulgated under the Code.

Section 1.24 - Secretary

     "Secretary" shall mean the Secretary of the Company.

Section 1.25 - Stock Appreciation Right

     "Stock Appreciation Right" or "Right" shall mean a right granted pursuant to Article VI of the Plan to receive an amount of cash or, in the discretion of the Committee, a number of shares of Class A Common Stock or Class B Common Stock of the Company or a combination of shares of Class A Common Stock or Class B Common Stock and cash, based on the increase in the Fair Market Value of the shares of Class A Common Stock or Class B Common Stock subject to the right.

Section 1.26 - Stock Payment

     "Stock Payment" shall mean a payment in shares of Class B Common Stock valued at the Fair Market Value at the time of the payment: (i) to replace all or any portion of the compensation, other than base salary, that would otherwise become payable to a Participant in cash; or (ii) to encourage employment with the Company for employees.

Section 1.27 - Subsidiary

     "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.28 - Termination of Employment

     "Termination of Employment" shall mean: (i) the time when the Participant ceases to be an Employee or Officer of the Company or a Subsidiary for any reason, including, but not limited to, a termination by resignation, discharge, death or retirement, and with respect to a Participant who is


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a consultant, the time when such consultant is no longer retained by the Company or any Subsidiary of the Company, but excluding terminations where there is a simultaneous reemployment or reappointment of the Participant as an Employee or Officer by the Company or a Subsidiary; or (ii) with respect to a Participant who is an Employee or Officer of a Subsidiary, the time when such Subsidiary ceases to be a Subsidiary of the Company. The Committee, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Employment, including, but not limited to, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for the purposes of Section 422(a)(2) of the Code.


                                   ARTICLE  II

                             SHARES SUBJECT TO PLAN

Section 2.1 - Shares Subject to Plan

     The shares of stock subject to Awards shall be shares of the Company's Class A Common Stock and shares of the Company's Class B Common Stock. The aggregate number of such shares which may be subject to Awards granted under the Plan shall be 4,300,000 shares of Common Stock, subject to adjustment as provided herein including, but not limited to, adjustments for dividends consisting of one share of Class B Common Stock for one share of Class A Common Stock. With respect to each fiscal year, on and after October 1, 1997, the aggregate number of shares of Common Stock which may be subject to Awards granted during such year shall not exceed two percent (2%) of the aggregate outstanding shares of Class A and Class B Common Stock of the Company as of the last day of the previous fiscal year, subject to adjustment as provided herein. To the extent permissible under Rule 16b-3 of the Act, any shares of Common Stock available to be subject to Awards granted during a fiscal year and not made subject to Awards shall be added to the aggregate number of shares of Common Stock available for Awards in succeeding fiscal years. The maximum number of Incentive Stock Options available for grant under the Plan shall be 1,800,000, subject to adjustment as provided herein.

     The maximum number of Incentive Stock Options, Non-Qualified Stock Options and Stock Appreciation Rights available for grant to any Participant during any fiscal year shall not exceed 200,000, subject to adjustment as provided herein. If any Award, expires or is terminated or cancelled without having been fully exercised, the number of shares subject to such Award but as to which such Award was not exercised prior to its expiration or cancellation may again be granted hereunder, subject to the limitations contained herein, provided, however, that, in the case of the cancellation or termination of an Incentive Stock Option, a Non-Qualified Stock Option or Stock Appreciation Right in the same fiscal year that such Incentive Stock Option, Non-Qualified Stock Option or Stock Appreciation Right was granted, both the cancelled or terminated Incentive Stock Option, Non-Qualified Stock Option or Stock Appreciation Right and the newly granted Incentive Stock Option, Non-Qualified Stock Option or Stock Appreciation Right shall be counted in


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determining whether the recipient has received the maximum number of such Awards permitted under the Plan.

Section 2.2 - Limitation on Incentive Stock Option Exercise

     The aggregate Fair Market Value (determined as of the time the Option is granted) of the shares subject to Incentive Stock Options which may first become exercisable by any Officer or key Employee in any calendar year (under the Plan and all other incentive stock option plans of the Company, any Subsidiary and any Parent Corporation) shall not exceed $100,000.

Section 2.3 - Changes in Company's Shares

     In the event that the outstanding shares of Class A Common Stock or Class B Common Stock of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or (subject to Section 8.2 hereof) of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, stock dividend or combination of shares, or in the event of extraordinary cash or non-cash dividends being declared with respect to outstanding shares of Class A Common Stock or Class B Common Stock or similar transactions, proportionate adjustments shall be made by the Committee in the number and kind of shares which are subject to Awards, including adjustments of the limitations contained herein on the maximum number and kind of shares which may be subject to Awards under the Plan.


                                  ARTICLE  III

                               GRANTING OF AWARDS

Section 3.1 - Eligibility

     Any Officer or key Employee of the Company or of any corporation which is then a Subsidiary shall be eligible to be granted Awards, except as otherwise provided herein.

Section 3.2 - Qualifications of Incentive Stock Options

     No Incentive Stock Option shall be granted unless such Option, when granted, qualifies as an "incentive stock option" under Section 422 of the Code.

Section 3.3 - Stock Payments

     The Committee may approve Stock Payments of Class B Common Stock valued at the Fair Market Value at the time of payment to an Employee or Officer: (i) for all or any portion of the compensation, other than base salary, that would otherwise become payable to an Employee or Officer in cash; or (ii) as an incentive to employment with the Company. Each Stock Payment will be evidenced by a written instrument signed by the Participant or granted pursuant to a written performance plan adopted by the Committee and may include any other terms and conditions consistent with the Plan as the Committee may in its discretion determine.


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Section 3.4 - Granting of Awards

     (a)  The Committee shall from time to time, in its absolute discretion:

          (i) Determine which Employees are key Employees and select from among the Officers or key Employees (including those to whom Awards have been previously granted under the Plan) such of them as in its opinion should be granted Awards;

          (ii) Determine the number of shares to be subject to such Awards granted to such selected Officer or key Employees, and determine whether such Awards are to be Incentive Stock Options, Non-Qualified Stock Options, Stock Payments, Stock Appreciation Rights or any combination thereof; and

          (iii) Determine the terms and conditions of such Awards, consistent with the Plan.

     (b) Upon the selection of an Officer or key Employee to be granted an Award, the Committee shall, by resolution, set forth the terms and conditions of the Award, instruct the Secretary or Chief Financial Officer to issue such Award and, in the case of a grant of an Option, specify in the resolution whether such Option is intended to be an Incentive Stock Option or a Non-Qualified Stock Option; provided, however, that in the event no such specification is made in such resolutions, the Committee will be deemed to have specified that such Option is intended to be a Non-Qualified Stock Option; provided further, however, that in the event such specification, whether explicit or implicit, is inconsistent with terms set forth in such resolutions for such Option, then such specification shall be deemed of no force or effect, and the Committee will be deemed to have made a specification which is consistent with such terms. The Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of a Non-Qualified Stock Option to a Participant that the Participant surrender for cancellation some or all of the unexercised Non-Qualified Stock Options which have been previously granted to him. A Non-Qualified Stock Option, the grant of which is conditioned upon such surrender, may have an option price lower (or higher) than the option price of the surrendered Non-Qualified Stock Option, may cover the same (or a lesser or greater) number of shares as the surrendered Non-Qualified Stock Option, may contain such other terms as the Committee deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of shares, price, option period or any other term or condition of the surrendered Non-Qualified Stock Option.

     (c) Awards may not be granted by the Committee to Directors who are not Officers or key Employees of the Company.


                                   ARTICLE  IV

                                TERMS OF OPTIONS

Section 4.1 - Option Price

     The exercise price per share of the shares subject to each Option shall be set by the Committee; provided, however, that the exercise price per share shall be not less than 100 percent


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of the Fair Market Value of such shares on the date such Option is granted;
provided further, that, in the case of an Incentive Stock Option, the exercise price per share shall be not less than 110 percent of the Fair Market Value of such shares on the date such Option is granted in the case of an individual then owning (within the meaning of Section 425(d) of the Code) more than 10 percent of the total combined voting power of all classes of stock of the Company, any Subsidiary or any Parent Corporation.

Section 4.2 - Commencement of Exercisability

     (a) Except as the Committee may otherwise provide, no Option may be exercised in whole or in part during the first year after such Award is granted.

     (b) Subject to the provisions of Section 2.2, 4.2(a) , 4.2(c) and 8.2, Options shall become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of each individual Option; provided, however, that by a resolution adopted after an Option is granted the Committee may in its absolute discretion, on such terms and conditions as it may determine to be appropriate and subject to Sections 4.2(a) and 4.2(c) accelerate the time at which such Option or any portion thereof may be exercised

     (c) No portion of an Option which is unexercisable at Termination of Employment shall thereafter become exercisable.

Section 4.3 - Expiration of Options

     (a) No Incentive Stock Option may be exercised to any extent by anyone after the first to occur of the following events:

          (i) The expiration of ten years from the date the Incentive Stock Option was granted; or

          (ii) In the case of a Participant owning (within the meaning of Section 425(d) of the Code), at the time the Incentive Stock Option was granted, more than 10 percent of the total combined voting power of all classes of stock of the Company, any Subsidiary or any Parent Corporation, the expiration of five years from the date the Incentive Stock Option was granted; or

          (iii) Except in the case of any Participant who is disabled, the expiration of three months from the date of the Participant's Termination of Employment for any reason other than such participant's death, unless the Participant dies within said three-month period; or

          (iv) In the case of a Participant who is disabled, the expiration of one year from the date of the Participant's Termination of Employment for any reason other than such Participant's death, unless the Participant dies within said one-year period; or

          (v) The expiration of one year from the date of the Participant's death.

     For purposes of this Section 4.3, "disabled" shall mean a medically determinable physical or


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mental impairment which has lasted or can be expected to last for a continuous period of not less than 12 months (and in the case of an Incentive Stock Option, or which can be expected to result in death) and which renders the Participant substantially unable to function as an Officer or Employee of the Company or a Subsidiary.

     (b) Subject to the provisions of Section 4.3(a), the Committee shall provide, in the terms of each individual Option, when such Option expires and becomes unexercisable; and (without limiting the generality of the foregoing) the Committee may provide in the terms of individual Options that said Options expire immediately upon a Termination of Employment for any reason.

Section 4.4 - Employment of Participant

     Nothing in this Plan or in any Stock Option Agreement, Stock Appreciation Right Agreement or in any written instrument or written performance plan related to Stock Payments hereunder shall confer upon any Participant any right to continue in the employ of, or be retained by the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and Subsidiaries, which are hereby expressly reserved, to discharge any Participant, or to terminate the services of any consultant, at any time for any reason whatsoever, with or without good cause.


                                   ARTICLE  V

                               EXERCISE OF AWARDS

Section 5.1 - Person Eligible to Exercise

     During the lifetime of the Participant, only he, his guardian, legal representative or other person approved by the Committee in its sole discretion and described in the terms of the agreements documenting such Award may exercise an Award granted to him, or any portion thereof (unless, in the case of an Award which is an Incentive Stock Option, such exercise would disqualify such Option as an Incentive Stock Option). After the death of the Participant, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under Article IV or Section 8.2, be exercised by his personal representative or by any person empowered to do so under the deceased Participant's will or under the then applicable laws of descent and distribution.

Section 5.2 - Partial Exercise

     At any time and from time to time prior to the time when any exercisable Award or exercisable portion thereof becomes unexercisable under Article IV or
Section 8.2, such Award or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and the Committee may, by the terms of the Award, require any partial exercise to be with respect to a specified minimum number of shares.

Section 5.3 - Manner of Exercise

     An exercisable Award, or any exercisable portion thereof, may be exercised solely by delivery


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to the Secretary or Chief Financial Officer or their respective offices of all of the following prior to the time when such Award or such portion becomes unexercisable under Section 4.3 or Section 8.2:

     (a) Notice in writing by the Participant or other person then entitled to exercise such Award or portion, stating that such Award or portion is exercised, such notice complying with all applicable rules established by the Committee;

     (b)  (i)       With respect to the exercise of Options, full payment (in
     cash or by check) for the shares with respect to which such Option or portion is thereby exercised;

          (ii) With the consent of the Committee, shares of any Class of the Company's Common Stock owned by the Participant either duly endorsed for transfer to the Company or duly attested as to ownership with a Fair Market Value (as determinable under Section 1.13) on the date of delivery equal to the aggregate Option price of the shares with respect to which such Option or portion is thereby exercised (which shares shall be owned by the Participant for more than six months at the time they are delivered);

          (iii) With the consent of the Committee (and provided the use of the following procedure by a Participant would not violate Rule 16(b) under the Act), delivery to the Company of (x) irrevocable instructions to deliver the stock certificates representing the shares for which the Option is being exercised directly to a broker, and (y) instructions to the broker to sell such shares and promptly deliver to the Company the portion of the sole proceeds equal to the aggregate Option exercise price;

          (iv) With the consent of the Committee, any other form of cashless exercise permitted under Section 5.4 hereof; or

          (v) Any combination of the consideration provided in the foregoing subsections (i), (ii), (iii) and (iv).

     (c) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

     (d) In the event that the Award or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Award or portion thereof.

Section 5.4 - Cashless Exercise Procedures

     The Company, in its sole discretion, may establish procedures whereby a Participant, subject to the requirements of Rule 16b-3 under the Act, Regulation T issued by the Board of Governors of the Federal Reserve System pursuant to the Act, federal income tax laws, and other federal, state and local tax and securities laws, can exercise an Option or a portion thereof without making a direct payment of the Option price to the Company. If the Company so elects to establish a cashless



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exercise program, the Company shall determine, in its sole discretion and from time to time, such administrative procedures and policies as its deems appropriate and such procedures and policies shall be binding on any participant wishing to utilize the cashless exercise program.

Section 5.5 - Conditions to Issuance of Stock Certificates

     The shares of stock issuable and deliverable upon the exercise of an Award, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Award or portion thereof or upon a Stock Payment prior to fulfillment of all of the following conditions:

     (a) The admission of such shares to listing on all stock exchanges on which such Class of stock is then listed;

     (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary and advisable;

     (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable;

     (d) The payment to the Company of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Award or grant of a Stock Payment; and

     (e) The lapse of such reasonable period of time following the exercise of the Award as the Committee may establish from time to time for reasons of administrative convenience.

Section 5.6 - Rights as Stockholders

     The holders of Awards shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares receivable upon the exercise of any part of an Award unless and until certificates representing such shares have been issued by the Company to such holders.

Section 5.7 - Transfer Restrictions

     The Committee, in its absolute discretion, may impose such restrictions on the transferability of the shares receivable upon the exercise of an Award or upon the grant of a Stock Payment, as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement or Stock Appreciation Right Agreement and may be, and in the case of a Stock Payment will be, referred to on the certificates evidencing such shares. The Committee may require the Participant to give the Company prompt notice of any disposition of shares of stock, acquired by exercise of an Incentive Stock Option, within two years from the date of granting such Option or one year after the transfer of such shares to such Participant. The Committee may direct that the certificates evidencing


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

shares acquired by exercise of an Award refer to such requirement to give prompt notice of disposition.


                                   ARTICLE  VI

                            STOCK APPRECIATION RIGHTS

Section 6.1 - Conditions to Grant of Rights

     The Committee may approve the grant of Rights related or unrelated to Options to Participants, subject to the following terms and conditions:

          A Stock Appreciation Right may be granted: (i) at any time if unrelated to an Option; (ii) either at the time of grant, or at any time thereafter during the option term if related to a Non-Qualified Stock Option; or (iii) only at the time of grant if related to an Incentive Stock Option.

Section 6.2 - Rights Granted in Connection with Options

     (a) A Stock Appreciation Right granted in connection with an Option will require the holder of the related Option, upon exercise of the Stock Appreciation Right, to surrender such Option, or any portion thereof to the extent unexercised, with respect to the number of shares as to which such Stock Appreciation Right is exercised, and will entitle the holder to receive payment of an amount computed pursuant to Section 6.2(c). Upon the exercise of a Stock Appreciation Right, the number of shares subject to exercise under the related Option shall be automatically reduced by the number of shares represented by the Option or portion thereof surrendered. Upon the exercise of an Option, the number of shares subject to the related Stock Appreciation Right shall be automatically reduced by the number of shares with respect to which the Option was exercised.

     (b) Subject to Section 6.4(b) and (c), a Stock Appreciation Right granted in connection with an Option hereunder will be exercisable at such time or times, and only to the extent that a related Option is exercisable, and will not be transferable except to the extent that such related Option may be transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a share of Common Stock of the Company on the date of exercise exceeds the purchase price per share of Common Stock specified in the related Option.

     (c) Upon the exercise of a Stock Appreciation Right related to an Option, the Option holder will be entitled to receive payment of an amount determined by multiplying:

          (i) The difference obtained by subtracting the purchase price of a share of the Class A Common Stock or a share of the Class B Common Stock specified in the related Option from the Fair Market Value of a share of the Class A Common Stock or Class B Common Stock, as the case may be, on the date of exercise of such Stock Appreciation Right,


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

     by

          (ii) The number of shares of Class A Common Stock or the number of shares of Class B Common Stock as to which such Stock Appreciation Right has been exercised.

Section 6.3 - Rights Granted Unrelated to Options


     The Committee may grant Stock Appreciation Rights unrelated to Options to Participants. The amount payable upon exercise of such a Stock Appreciation Right shall be determined in accordance with Section 6.2(c), except that "Fair Market Value of a share of Class A Common Stock or a share of the Class B Common Stock, as the case may be on the date of the grant of the Stock Appreciation Right" shall be substituted for "purchase price of a share of the Class A Common Stock or a share of Class B Common Stock specified in the related Option."

Section 6.4 - Form of Payment; Conditions

     (a) Payment of the amount determined under Sections 6.2(c) or 6.3 shall be made solely in cash or alternatively, at the sole discretion of the Committee, may be made solely in whole shares of Class A Common Stock or Class B Common Stock in a number determined at their Fair Market Value on the date of exercise of the Stock Appreciation Right, or in a combination of cash and shares as the Committee deems advisable. If the Committee decides to make full payment in shares of Class A Common Stock or Class B Common Stock, and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

     (b) The Committee may, at the time a Stock Appreciation Right is granted, impose such conditions on the exercise of the Stock Appreciation Right as may be required to satisfy the requirements of Rule 16b-3 under the Act (or any other comparable provisions in effect at the time or times in question).


                                   ARTICLE VII

                                 ADMINISTRATION

Section 7.1 - Duties and Powers of Committee

     (a) The Plan shall be administered by a committee of the Board consisting of two or more members of the Board, selected by the Board, all of which members may be both a "Non-Employee Director" as defined in Rule 16b-3(b)(3) (or any successor provision) promulgated under the Act, and an "Outside Director" as defined for purposes of Section 162(m) (or any successor provision) of the Code and the Regulations promulgated thereunder. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Awards and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. The Committee shall in its absolute discretion determine whether to grant Non-Qualified Stock Options, Incentive Stock Options, Stock Payments and/or Stock Appreciation Rights; provided that in the case of the granting of Incentive Stock Options, any such interpretations and rules in regard to Incentive Stock Options shall be consistent with the purposes of the Plan to grant "incentive stock options" within the meaning of
Section 422 of the Code.

     (b) No Award granted hereunder shall be exercisable unless and until evidenced by a written Stock Option Agreement, Stock Appreciation Right Agreement or a written instrument related to a Stock Payment, if applicable, which shall be executed by the participant and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan. Each such agreement shall expressly incorporate by reference the provisions of this Plan (a copy of which shall be made available for inspection by the Participant during normal business hours at the principal office of the Company) and shall state that in the event of any inconsistency between the provisions hereof and the provisions of such agreement, the provisions of this Plan shall govern. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to qualify such Options as "incentive stock options" under
Section 422 of the Code.

Section 7.2 - Majority Rule

     The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instruments signed by a majority of the Committee.

Section 7.3 - Compensation; Professional Assistance; Good Faith Actions

     Members of the Committee shall not receive compensation for their services as members but all expenses and liabilities they incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its Officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.


                                  ARTICLE  VIII

                            MISCELLANEOUS PROVISIONS

Section 8.1 - Adjustments in Outstanding Awards

     In the event that the outstanding shares of the stock subject to Rights or Options are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company or (subject to Section 8.2 hereof) of another corporation by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, stock dividend or combination of shares, or in the event of extraordinary cash or non-cash dividends being declared with respect to outstanding shares of Common Stock or similar transactions, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Rights or Options, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Participant's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Right or Option or the unexercised portion of the Right or Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in the exercise price per share (or, with respect to Rights granted without Options, the Fair Market Value per share on the date the Right was granted); provided, however, that, in the case of Incentive Stock Options, each such adjustment shall be made in such manner as not to constitute a "modification" within the meaning of Section 424(h)(3) of the Code; provided, further, that each such adjustment shall be made in such manner as not to constitute: (i) a "material modification" to any Award intended to qualify for treatment as an "existing binding contract" in each case within the meaning of Section 162(m)(4)(D) of the Code; or (ii) a cancellation and reissuance of an Incentive Stock Option, Non-Qualified Stock Option or Stock Appreciation Right for purposes of 162(m) of the Code, or the Regulations promulgated thereunder to the extent that such reissuance would result in the grant of such Awards in excess of the maximum permitted to be granted to any Participant in any fiscal year. Any such adjustment made by the Committee shall be final and binding upon all Participants, the Company and all other interested persons.

Section 8.2 - Merger, Consolidation, Acquisition, Liquidation or Dissolution

     a. Notwithstanding anything to the contrary in Section 4.2(a), Section 4.2(b) or any vesting provisions of any Award, any Award outstanding under the Plan which has been held for at least six months shall become exercisable
immediately upon the effective date of a "Change of Control."   As used in this
Section 8.2, the term "Change of Control" shall mean the occurrence of any of the following: (i) a business combination effectuated through the merger or consolidation of the Company with or into another entity where the Company is not the Surviving Organization; (ii) any business combination effectuated through the merger or consolidation of the Company with or into another entity where the Company is the Surviving Organization and such business combination occurred with an entity whose market capitalization prior to the transaction was greater than 50 percent of the Company's market capitalization prior to the transaction; (iii) the sale in a transaction or series of transactions of all or substantially all of the Company's assets; (iv) any "person" or "group" (within the meaning of Sections 13(d)and 14(d) of the Act) other than UniHealth, a California non-profit public benefit corporation ("UniHealth"), acquires beneficial ownership (within the meaning of Rule 13d-3 of the Act), directly or indirectly, of 20 percent or more of the voting common stock of the Company and the beneficial ownership of the voting common stock of the Company owned by UniHealth at that date is less than or equal to the beneficial ownership interest of voting securities attributable to such other person or group; (v) a dissolution or liquidation of the Company; or (vi) the Company ceases to be subject to the reporting requirements of the Act as a result of a "going private transaction" (within the meaning of the Act). For purposes hereof, "Surviving Organization" shall mean any entity where the majority of the members of such entity's board of directors are persons who were members of the Company's board of directors prior to the merger, consolidation or other business combination and the senior management of the surviving entity includes all of the individuals who were the Company's executive management (the Company's chief executive officer and those individuals who report directly to the Company's chief executive officer) prior to the merger, consolidation or other business combination and such individuals are in at least comparable positions with such entity

     b. The Committee may make such determinations and interpretations and adopt such rules and conditions as it, in its absolute discretion, deems appropriate in connection with a Change in Control and acceleration of exercisability. All such determinations and interpretations by the Committee shall be conclusive.

     c. Each Participant shall receive at least 10 days' notice prior to the effective date of the Change of Control that their Awards will be exercisable upon the effective date of the Change of Control and the officers of the Company shall make adequate provisions to permit all Participants to exercise their Awards as of the effective date of the Change of Control.

Section 8.3 - Awards Not Transferable

     No Award or interest or right therein or part thereof, excluding Stock Payments, shall be liable for the debts, contracts or engagements of the Participant or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this
Section 8.3 shall prevent transfers by will or by the applicable laws of descent and distribution or by other methods to any approved person pursuant to Section 5.1.

Section 8.4 - Withholding Tax Liability

     (a) A holder of an Award granted hereunder may elect to deliver shares to the Company or have the Company withhold shares otherwise issuable upon the exercise of an Award in order to satisfy federal and state withholding tax liability (a "share withholding election"), provided: (i) the Board or, if so designated, the Committee, shall not have revoked its advance approval of the holder's share withholding election; and (ii) the share withholding election is made on or prior to the date on which the amount of withholding tax liability is determined (the "Tax Date"). Notwithstanding the foregoing, a holder whose transactions in Common Stock are subject to Section 16(b) of the Act may make a share withholding election only if the following additional conditions are met:
(i) the withholding is made at least six months after the date of the grant of the Award; and (ii) either (x) the share withholding election is irrevocably made at least six months in advance of the withholding, or (y) the share withholding election and the share withholding take place during the period beginning on the third business day following the date of release of the Company's quarterly or annual financial results and ending on the twelfth business day following such date.

     (b) A share withholding election shall be deemed made when written notice of such election, signed by the holder of the Award, has been delivered or transmitted by registered or certified mail to the Secretary or Chief Financial Officer of the Company at its then principal office. Delivery of said notice shall constitute an irrevocable election to have shares withheld.

     (c) Upon exercise of an Award by a holder, the Company shall transfer the total number of shares of Class A Common Stock or Class B Common Stock of the Company subject to the Award to the holder on the date of exercise, less any shares the holder elects to withhold.

     (d) If a Participant disposes of shares acquired pursuant to an Incentive Stock Option in any transaction considered to be a disqualifying transaction under Sections 421 and 422 of the Code, the Participant must give the Company written notice of such transfer and the Company shall have the right to deduct any taxes required by law to be withheld from any amounts otherwise payable to the Participant.

Section 8.5 - Amendment, Suspension or Termination of the Plan

     The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board, but no amendment may be awarded that is not subject to the approval of the stockholders of the Company if stockholder approval would be required under Section 162(m) of the Code, Section 422 of the Code or any other law or rule of any governmental authority, stock exchange or other self-regulatory organization to which the Company is subject. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Award, impair any rights or obligations under any Award heretofore granted. No Award may be granted during any period of suspension nor after termination of the Plan, and in no event may any Award be granted under this Plan after the expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 8.6. The Committee may amend or otherwise modify any Award (either individually or as a group) from time to time, but no amendment or modification shall, without the consent of the holder of such Award, impair any rights or obligations of such award.

Section 8.6 - Approval of Plan by Stockholders

     The Plan will be submitted for the approval of the Company's stockholders within 12 months after the date of the Board's initial adoption of the Plan and as determined necessary or desirable for actions taken pursuant to Section 8.5. Awards may be granted prior to such stockholder approval; provided, however, that such Awards shall not be exercisable prior to the time when the Plan is approved by the stockholders; provided further, that if such approval has not been obtained at the end of said 12 month period, all Awards previously granted under the Plan shall thereupon be cancelled and become null and void.

Section 8.7 - Effect of Plan Upon Other Incentive and Compensation Plans

     The adoption of this Plan shall not affect any other compensation or incentive plan in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company or any Subsidiary:

          (i) to establish any other forms of incentives or compensation for Officers or

     Employees of the Company or any Subsidiary; or

          (ii) to grant or assume Awards otherwise than under this Plan in connection with any proper corporate purpose, including, but not limited to, the grant or assumption of options or stock appreciation rights in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

Section 8.8 - Titles

     Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

Section 8.9 - Exchange Options

     Pursuant to Section 4.8(b) of the Amended and Restated Agreement and Plan of Reorganization, dated as of November 11, 1996 (the "Reorganization Agreement"), among PacifiCare Health Systems, Inc., a Delaware Corporation, the Company, Neptune Merger Corp., a Delaware Corporation, Tree Acquisition Corp., a Delaware Corporation, and FHP International Corporation, a Delaware Corporation ("FHP"), the Company is required to issue options in exchange for options granted by FHP (the "Exchange Options"). The Exchange Options shall be granted under this Plan and shall be subject to the terms and conditions of this Plan; provided, however, to the extent that the terms of the Exchange Options or the provisions of Section 4.8(b) of the Reorganization Agreement are inconsistent with the terms and conditions of this Plan, the provisions of the Exchange Options and Section 4.8(b) shall govern.

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